UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 21, 2015

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)
2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2015, the Board of Directors of the Company amended the Bylaws of the Company to add a new forum selection provision. The forum selection provision provides that the sole and exclusive forum for all litigation relating to the internal affairs of the Company, including (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the North Carolina Business Corporation Act, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the state courts of North Carolina, or if such courts lack jurisdiction, a federal court located within the State of North Carolina, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants; and (b) the sole and exclusive venue for such actions shall be Wake County, North Carolina for cases filed in the state courts of North Carolina and the Eastern District of North Carolina for cases filed in federal court.   The Bylaws further provide that in any such action filed in a North Carolina state court shall be designated by the party filing the action as a mandatory complex business case pursuant to applicable North Carolina Statute.

A copy of the Bylaws is attached hereto as Exhibit 3.01 and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 21, 2015.  Of the 67,306,852 shares outstanding and entitled to vote, 61,582,106 shares were represented at the meeting, or a 91.5% quorum.  The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following three individuals to the Board of Directors to serve as directors for a term of three years until the Annual Meeting of Shareholders in 2018, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Withheld	Votes Abstained	Broker Non-Votes
David G. Maffucci	58,463,393	445,635	74,983	2,598,095
William E. McDonald	55,842,564	3,068,917	72,530	2,598,095
Frank H. Menaker, Jr.	55,829,825	3,077,716	76,470	2,598,095
Richard A. Vinroot	40,606,735	18,304,181	73,095	2,598,095

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 2015.  The voting results for this ratification were 56,450,196 shares voted for; 5,056,299 shares voted against; and 75,611 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement.  The voting results for this approval were 57,513,319 shares voted for; 1,371,756 shares voted against; 98,936 shares abstained from voting; and there were 2,598,095 broker non-votes.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

3.01	Restated Bylaws of the Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 22, 2015	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.01	Restated Bylaws of the Corporation, as amended.